Exhibit 10.8


                                                                 Execution Copy




                                     CREDIT
                                   AGREEMENT,

                           dated as of April 9, 2002,

                                      among

                                PC-EPHONE, INC.,
                                as the Borrower,

                                 PC-EPHONE LTD.,

                       PC-EPHONE CANADA ENTERPRISES, INC.
                                       and

                               PC-ESOLUTIONS, INC.
                                  as Guarantors

                                       and

                       PROCESS CONTROL (HOLDINGS) LIMITED
                                  as the Lender





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                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of April 9, 2002, among PC-EPHONE, INC., a Nevada corporation (the "Borrower"), PC-EPHONE LTD., a company organized under the laws of Bermuda and a wholly-owned subsidiary of the Borrower, PC-EPHONE CANADA ENTERPRISES INC., a company organized under the laws of British Columbia, Canada and a wholly-owned subsidiary of the Borrower, PC-ESOLUTIONS, INC., a Delaware Corporation and a wholly-owned subsidiary of the Borrower (collectively with PC-Ephone Ltd. and PC-Ephone Canada Enterprises, Inc., the "Guarantors") and PROCESS CONTROL (HOLDINGS) LIMITED, a company organized under the laws of the Republic of Ireland (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested that the Lender extend Loans in an aggregate principal amount not to exceed $480,000.00;

     WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to make Loans to the Borrower;

     WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the Loans to be made to the Borrower by the Lender hereunder (which benefits are hereby acknowledged);

     WHEREAS, the proceeds of the Loans will be used by the Borrower for the purposes set forth on Schedule A hereto; and

     WHEREAS, the Borrower, Lender and Whitelite Communication Limited ("Whitelite") have entered into that certain Heads of Agreement letter, dated March 27, 2002 (the "Heads of Agreement"), setting forth certain terms and conditions upon which Lender and Borrower propose to enter into a joint venture (the "Joint Venture"); and

     WHEREAS, the Heads of Agreement contemplates that Borrower and Lender will enter into this Agreement prior to entering into definitive documentation with respect to the Joint Venture,

     NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section  1.1.   Defined  Terms.   The  following   terms  (whether  or  not
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Affiliate" of any Person means


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         (a)  any other Person  which,  directly or  indirectly,  controls or is controlled  by or is under common  control with such other Person;
              or

         (b) any Person who is a director or officer of such Person or of any Person described in the foregoing clause (a).

         For purposes of this definition, control of a Person shall mean (x) the power, direct or indirect, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, or (y) the ownership, direct or indirect, of 10% or more of any class of voting stock of such Person.

         "Agreement" means, on any date, this Credit Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect on such date.

         "Authorized Officer", with respect to the Borrower or any Guarantor, means David Meltzer.

         "Borrower" has the meaning assigned to such term in the preamble hereof.

         "Borrowing" means the Loans made pursuant to Section 2.1.

         "Borrowing Request" has the meaning assigned to such term in Section 4.1(g) hereof.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, or Dublin, Ireland.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.


         "Change in Control" means (a) the acquisition after the Closing Date by any Person or Persons acting in concert of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, or any successor, replacement or analogous rule or provision of law) of 20% or more of the outstanding shares of voting stock of the Borrower, other than through the exercise of convertible securities of the Borrower issued and outstanding on the date of this Agreement including the Note; or (b) a majority of the board of directors of the Borrower shall consist of directors other than (i) directors holding office as of the Closing Date or (ii) directors whose election was recommended by such directors or subsequent directors so recommended.

         "Closing Date" means April 9, 2002.



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         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral Documents" means, collectively, the Security Agreement, the Pledge Agreement, the Registration Rights Agreement and each instrument or document executed and delivered pursuant to or in connection with the terms of the Security Agreement or the Pledge Agreement or the Registration Rights Agreement, as the case may be, or any other instrument that may be entered into by or on behalf of any party hereto for the purpose of providing the Lender with security for the Obligations hereunder.

          "Default" means any Event of Default or any condition or event which, after notice or lapse of time or both, would become an Event of Default.

         "Dollar" and the sign "$" mean lawful money of the United States of America.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "Event of Default" has the meaning assigned to such term in Section
7.1.

         "First Draw" means the Borrowings of up to $160,000 (less any amounts previously advanced to the Borrower by the Lender) made on the Closing Date.

         "Fiscal Quarter" means any three-month period ending on March 31, June 30, September 30 or December 31 of any given fiscal year.

         "Fiscal Year" means any one-year period ending on December 31st of each calendar year; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "2002 Fiscal Year") refer to the Fiscal Year ending on December 31st occurring during such calendar year.

         "GAAP" means U.S generally accepted accounting principles at the time in effect, consistently applied in accordance with past practices of the Borrower.

         "Guarantor" has the meaning assigned to such term in the preamble hereof.

         "Guaranty" means any agreement, undertaking, or arrangement by which any Person guarantees, endorses, or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to "keep-well" or supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation, or other liability of any other Person (other than by endorsements of instruments in the ordinary course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of the obligor's obligation under any Guaranty shall (subject to any limitation set forth therein) be deemed to be the amount of the debt, obligation, or other liability guaranteed or supported thereby.



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         "Hazardous Material" means

                  (a)      any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c)      any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement refer to this Agreement as a whole and not to any particular Section or provision of this Agreement.

         "Indebtedness" of any Person, at a particular time, means all obligations for borrowed money or the deferred purchase price of assets or other property (including, without limitation, all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes or other similar instruments but excluding trade payables incurred in the ordinary course of business in individual amounts not in excess of $5,000 and payable within ninety days of the date thereof), (b) obligations with respect to any conditional sale agreement or title retention agreement, (c) indebtedness arising under acceptance facilities, in connection with surety or other similar bonds, and all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether drawn or not drawn, and banker's acceptances for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all liabilities secured by any Security Interest in any property owned by such Person even though it has not assumed or otherwise become liable for the payment thereof, (e) obligations under capitalized leases, (f) obligations with respect to rate swap, cap, interest rate collar or similar agreements, (g) any Guaranties of such Person, (h) all obligations evidenced by preferred stock (or securities convertible thereunto) subject to mandatory sinking fund payments, redemption or other acceleration rights, and (i) Synthetic Leases.

         "Instrument" means any contract, agreement, indenture, mortgage or other document or writing (whether by formal agreement, letter, or otherwise) under which any obligation is evidenced, assumed, or undertaken, or any right to any Security Interest is granted or perfected.

         "Investment" means, when used with reference to any investment of the Borrower or any of its Subsidiaries,

                  (a) any loan, advance or other extension of credit made by it to any other Person (excluding commission, travel, salary, relocation expenses, and similar advances to officers and employees made in the ordinary course of business not to exceed $10,000 in the aggregate);


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                  (b)      any Guaranty made by such Person; and

                  (c) any capital contribution by such Person to, or purchase of stock or other securities or partnership interests by such Person in, any other Person, or any other investment evidencing an ownership or similar interest of such Person in any other Person.

         "Lender" has the meaning assigned to such term in the preamble hereof.

         "Loans" means all amounts funded pursuant to the First Draw, Second Draw or Third Draw, together with all interest accrued thereon.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Collateral Documents and each other instrument or document executed and delivered pursuant to or in connection with this Agreement or any thereof.

         "Materially Adverse Effect" means, relative to any occurrence of whatever nature (including, without limitation, any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on:

                  (a) the consolidated business, assets, revenues, condition (financial or otherwise), operations, or prospects of the Borrower and its Subsidiaries; or

                  (b) the ability of the Borrower to perform any of its payment or other material obligations under this Agreement, the Notes, the Collateral Documents or any other Loan Documents.

         "Net Debt or Equity Proceeds" means (a) with respect to the sale by the Borrower or any Subsidiary of any stock or warrants, options or other convertible securities issued by the Borrower or any Subsidiary or from the exercise of any warrants, options or other convertible securities (excluding, in each case, proceeds received pursuant to employee stock purchase plans, director or employee option plans or other employee benefit plans); and (b) with respect to the sale, issuance or incurrence of Indebtedness by the Borrower or any Subsidiary not otherwise permitted by Section 6.2(b) (whether or not the Borrower has received the prior written consent of the Lender), in each case, the excess of (i) the gross proceeds received by the Borrower or such Subsidiary from such sale, exercise, issuance or incurrence over (ii) the sum of all customary fees and expenses with respect to underwriting commissions and related legal, investment banking and accounting fees and disbursements paid in connection therewith.
         "Note" means a convertible promissory note of the Borrower payable to the Lender, in substantially the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.



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         "Obligations" means all obligations (monetary or otherwise whether absolute or contingent matured or unmatured) of the Borrower and the Guarantors to the Lender arising under or in connection with this Agreement and the Note and all obligations (monetary or otherwise whether absolute or contingent matured or unmatured) of the Borrower and its Subsidiaries arising under or in connection with the Collateral Documents or the other Loan Documents, including in each case, the principal of and premium, if any, and interest (including interest accruing during, or which would have occurred but for the pendency of any proceeding pursuant to Section 7.1(c), whether allowed or not allowed on any Loans.

         "Person" means any natural person, corporation, firm, trust, partnership, business trust, joint venture, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

         "Pledge Agreement" means that certain Stock Pledge Agreement by and among the Borrower and the Lender substantially in the form attached hereto as Exhibit B.

         "Release" means a "release", as such term is defined in CERCLA.

         "Registration Rights Agreement" means that certain Registration Rights Agreement by and among the Borrower and the Lender substantially in the form attached hereto as Exhibit C.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "Responsible Officer" means, at the time any determination thereof is to be made, each of those persons who are the Chairman of the Board (if at the time an officer), President, chief financial officer (regardless of the title), Treasurer, corporate controller (regardless of the title), or Secretary of the Borrower.

         "Schedule" means any of the disclosure schedules delivered to the Lender by the Borrower and Guarantors on the date hereof as required by any Section of this Agreement.

         "Second Draw" means the Loan of up to $160,000 contemplated to be made on May 9, 2002 in accordance with Section 2.1 of this Agreement.

         "Security Agreement" means that certain Security Agreement by and among the Borrower, Guarantors and Lender, substantially in the form attached as Exhibit D hereto.

         "Security Instrument" means the Security Agreement, the Pledge Agreement or any security agreement, chattel mortgage, assignment, financing or similar statement or notice, continuation statement, other agreement or Instrument, or amendment or supplement to any thereof, providing for, evidencing or perfecting any Security Interest or other lien.

         "Security Interest" means any interest in any real or personal property or fixture which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising under a Security Instrument or as a matter of law, judicial process or otherwise.




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         "Stated Maturity Date" has the meaning assigned to such term in
 Section 3.1

         "Subsidiary" means, when used with respect to any Person, any other Person more than 50% of the outstanding shares of capital stock of which having ordinary voting power for the election of directors is owned or controlled directly or indirectly by such Person, and, except as otherwise indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Borrower, including the Guarantors.

         "Synthetic Lease" means, as applied to any Person, any lease (a) that is not a capital lease in accordance with GAAP and (b) in respect of which, the lessee retains or obtains ownership of the property for federal income tax purposes.

         "Taxes" has the meaning assigned to such term in Section 3.6.

         "Third Draw" means the Loan of up to $160,000 contemplated to be made on June 9, 2002 in accordance with Section 2.1 of this Agreement.

         "United States" or "U.S." means the United States of America, its fifty States, and the District of Columbia.


ARTICLE II
                         BORROWING PROCEDURES AND NOTES

     Section 2.1. Loans. On the terms and subject to the conditions of this Agreement, including without limitation the conditions set forth in Article IV hereof, the Lender agrees to make a Loan with respect to the First Draw, on the Closing Date, in a principal amount equal to $160,000 (less any amounts previously advanced to the Borrower by the Lender). On each of May 9, 2002 and June 9, 2002, the Lender shall make additional Loans representing the Second Draw and Third Draw, respectively, each in a principal amount of not more than $160,000 (or such lesser amount as the Borrower may request), provided, that all conditions to the making of such Loans, as set forth in Article IV hereof, shall have been satisfied. Notwithstanding anything to the contrary contained in this Agreement, if at any time the Heads of Agreement shall be terminated in writing by any party thereto, the Lender shall be under no obligation to fund any further Loans from and after the date of such termination.

     Section 2.2. Notes. The Loans shall be evidenced by a Note payable to the order of the Lender in a maximum principal amount of $480,000.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     Section 3.1. Stated Maturity Date. The Borrower shall repay all outstanding principal of, and accrued and unpaid interest on, the Loans, together with all other monetary Obligations of the Borrower: (i) within 90 days of the date that the Heads of Agreement is terminated in writing by any party thereto, (ii) if the Heads of Agreement is superseded by definitive documentation with regard to the Joint Venture, then within 90 days after the date that such definitive documentation is executed and delivered by all parties thereto and (iii) pursuant to Sections 7.2 and 7.3. Any such repayment date under this Section 3.1 is referred to as the "Stated Maturity Date".



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     Section 3.2. Voluntary Prepayments. Prior to the Stated Maturity Date, the
Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty.

     Section 3.3. Mandatory Prepayments. Prior to the Stated Maturity Date, on the date of the receipt by the Borrower or any Subsidiary of Net Debt or Equity Proceeds, or any proceeds from any sale of assets other than inventory sold in the ordinary course of business, the Loans, together with all other monetary Obligations of the Borrower, shall be immediately repaid. If the amount of Net Debt or Equity Proceeds is insufficient to repay the full amount of all outstanding principal and accrued interest on the Loans, and all other monetary Obligations of the Borrower, such Net Debt or Equity Proceeds shall be applied first to the reduction of accrued and unpaid interest, and then to the reduction of outstanding principal, and then to the satisfaction of any other monetary Obligations of the Borrower.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except to the extent that overdue interest shall accrue as provided in Section 3.4

     Section 3.4. Interest. Interest on the outstanding principal amount of Loans shall accrue at the rate of seven percent (7%) per annum (the "Base Rate"), based on a 360 day year. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), after the Borrower has defaulted in the payment of any other monetary Obligation which has become due and payable, and after the date any other Event of Default shall have occurred (and so long as such Event of Default shall be continuing), the Borrower shall pay interest (after as well as before judgment) on all amounts payable hereunder at a rate per annum equal to the Base Rate plus two percent (2%). If any interest payable under this Agreement exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount

     Section 3.5. Payment Dates. Interest then accrued on each Loan shall be payable

         (a)   on the Stated Maturity Date therefor;

         (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; and

         (c) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 7.2 or Section 7.3, immediately upon such acceleration.



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Interest accrued on Loans or other monetary Obligations arising under this
Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     Section 3.6. Taxes. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than income and franchise taxes (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, as notified by the Lender to the Borrower, then the Borrower will

         (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

         (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

         (c) pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Borrower upon written notice will promptly pay such additional amounts (including any penalties, interest or expenses) as are necessary in order that the net amount received by the Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Lender would have received had not such Taxes been asserted.

If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

     Section 3.7. Cash Payments. All payments by the Borrower contemplated by this Agreement shall be made solely in cash, in lawful currency of the United States, by wire transfer of immediately available funds at the direction of the Lender.

                                   ARTICLE IV
                            CONDITIONS TO BORROWINGS

     Section 4.1. Effectiveness and Initial Loan. This Agreement shall become effective on the Closing Date if each of the following conditions precedent in this Section 4.1 shall be fulfilled to the satisfaction of the Lender. The obligations of the Lender to fund any Loan comprising the First Draw, Second Draw or Third Draw shall be subject to the prior or concurrent satisfaction of each of such conditions:



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         (a)   Secretary Certificate. The Lender shall have received from the
               Borrower and each Guarantor, a certificate, dated the date of this Agreement, of its respective Secretary or any Assistant Secretary as to

               (i) resolutions of its Board of Directors or comparable governance body then in full force and effect authorizing the execution, delivery, and performance of this Agreement, the Notes, each Collateral Document and each other Loan Document to be executed by it, including, without limitation, such resolutions as may be required in order to satisfy the requirements of Section 78.438 of the Nevada General Corporation Law;

               (ii) the incumbency and signatures of its Authorized Officers with respect to this Agreement, the Notes, each Collateral Document and each other Loan Document to be executed by it (upon which certificate the Lender may conclusively rely until the Lender shall have received a further certificate of the Secretary of the Borrower or the Guarantor, as applicable, canceling or amending such prior certificate, which further certificate shall be reasonably satisfactory to the Lender);

               (iii) its certificate of incorporation or comparable
                     organizational document; and

               (iv)  its by-laws or comparable corporate governance document;
                     and

               (v) such other documents (certified if requested) as the Lender may reasonably request with respect to any matter relevant to this Agreement or the transactions contemplated hereby.

         (b) Delivery of Notes. The Lender shall have received a Note, duly executed and delivered by the Borrower and containing appropriate insertions and conforming to the requirements of Section 2.2.

         (c) Consents, Approvals, etc. The Lender shall have received copies of all consents, waivers, amendments and other approvals of each Person necessary for the performance of the other transactions contemplated hereby, including, without limitation, any consents required in order to permit the Borrower and its Subsidiaries to convey to the Lender a first priority, perfected security interest in any asset of the Borrower or any Subsidiary. Each such consent, waiver, amendment and other approval shall be in full force and effect and in form and substance satisfactory to the Lender.

         (d) Security Agreement; Pledge Agreement; Registration Rights Agreement. The Security Agreement, the Pledge Agreement, the Registration Rights Agreement and any perfection certificate or other instrument contemplated thereby as requested by the Lender shall have been duly executed and delivered by the Borrower, each Guarantor and any required third parties, and shall be in full force and effect.




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         (e)   No Materially Adverse Effect. Except as set forth on Schedule 5.5 hereto, no events shall have occurred which, individually or in the aggregate, comprise a Materially Adverse Effect with respect to the Borrower or any of its Subsidiaries since December 31, 2000.

         (f) Compliance with Warranties, No Default, etc. Both before and after giving effect to any Borrowing the following statements shall be true and correct:

               (i) the representations and warranties of the Borrower and its Subsidiaries set forth in this Agreement and in each other Loan Document shall be true and correct with the same effect as if then made, and

               (ii) no Default shall have then occurred and be continuing, and neither the Borrower nor any of its Subsidiaries shall be in material violation of any law or governmental regulation or court order or decree.

         (g) Borrowing Request. The Lender shall have received a written request (a "Borrowing Request") from the Borrower for each such Loan, dated the date of the First Draw, Second Draw or Third Draw, as applicable, duly executed by the Authorized Officer of the Borrower. Such written request shall contain representations and warranties by the Borrower (i) that on the date of such Loan (both immediately before and after giving effect to such Loan and the application of the proceeds thereof), the statements set forth in Section 4.1(f) are true and correct, (ii) that the documents delivered to the Lender pursuant to the Secretary Certificate on the date of this Agreement have not been amended, modified or rescinded and remain in full force and effect as of the date of such Loan, and (iii) that all other conditions precedent to the making of such Loan have been satisfied.

         (h) Satisfactory Legal Form, etc. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any Subsidiary shall be satisfactory in form and substance to the Lender and its counsel; the Lender and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, including good standing certificates, as the Lender or its counsel may request; and all legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to counsel to the Lender.

         (i) Heads of Agreement. The Heads of Agreement shall not have been terminated in writing by any party thereto, unless the Heads of Agreement shall have been superseded by definitive documentation with respect to the Joint Venture.

         (j) Lender shall have received a written opinion of Luce, Forward, Hamilton & Scripps LLP, in form and substance satisfactory to the Lender.



NYDOCS:1038799.10

         (k) Lender shall have received an executed copy of a letter from Carlos Lau, in the form attached as Exhibit E hereto.

                                   ARTICLE V
                                WARRANTIES, ETC.

         In order to induce the Lender to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Lender as set forth below.

     Section 5.1. Organization, etc. Except as set forth in Schedule 5.1, each of the Borrower and each Subsidiary is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify might have a Materially Adverse Effect, and has full power and authority to own or hold under lease its property and to conduct its business substantially as currently conducted by it. The Borrower and each Subsidiary that is a party to any Loan Document has full corporate power and authority (a) to enter into and perform its obligations under this Agreement, the Notes, the Collateral Documents and the other Loan Documents, in each case, to which it is or is to be a party, (b) to obtain Loans hereunder, and (c) to grant the Security Interests provided in the Collateral Documents to which it is or is to be a party.

     Section 5.2. Due Authorization. The execution and delivery by the Borrower and each Guarantor of this Agreement and the Notes, the execution and delivery by each of the Borrower and, if applicable, its Subsidiaries of the Collateral Documents and the other Loan Documents, in each case, to which it is or is to be a party, the performance by each of the Borrower and each of its Subsidiaries of its obligations hereunder and thereunder, the granting of the Security Interests provided for in the Collateral Documents and all Loans obtained hereunder by the Borrower and its Subsidiaries, and the other Indebtedness hereunder have been duly authorized by all necessary corporate action, do not (except for a report on Form 8-K or similar report by the Borrower, any necessary blue sky filings, and other filings, recordings, registrations, approvals and consents which have been already made or obtained) require any filing or registration with or approval or consent of any governmental agency or authority, any creditor or any stockholder, do not and will not conflict with, result in any violation of, or constitute any default under (a) any provision of the certificate of incorporation, by-laws or similar organizational or governance document of the Borrower or any of its Subsidiaries, (b) any material agreement or other material Instrument binding upon or applicable to the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries or (c) any present law or governmental regulation or court decree or order applicable to the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries, and will not result in or require the creation or imposition of any Security Interest in any of their respective properties pursuant to the provisions of any agreement (excluding, however, the Security Interests created or to be created by the Collateral Documents) or other Instrument binding upon or applicable to the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries.


NYDOCS:1038799.10

     Section 5.3. Validity, etc. This Agreement has been duly executed and delivered by the Borrower and each Guarantor and is, and each of the Notes and each of the Collateral Documents and other Loan Documents to which the Borrower or any of its Subsidiaries is or is to be a party constitutes or will constitute, on the due execution and delivery thereof, the legal, valid, and binding obligation of the Borrower or such Subsidiary, as the case may be, enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

     Section 5.4. Financial Information. All balance sheets, all statements of income, shareholders' equity, and cash flows (including, without limitation, such balance sheets and statements for the Fiscal Year ended December 31, 2000 and for the Fiscal Quarter ended September 30, 2001 and all other financial statements which have been delivered hereto or shall hereafter be furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, have been or will be prepared in accordance with GAAP (except to the extent otherwise indicated on Schedule 5.4 hereto) consistently applied throughout the periods involved and do or will present fairly (subject, in the case of the interim unaudited financial statements, to customary year-end adjustments) the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. Neither the Borrower nor any Subsidiary has on the date hereof any material contingent liability or liabilities for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in the financial statements described above or in the notes thereto. Schedule 5.4 sets forth all Indebtedness of the Borrower and its Subsidiaries, and all Security Interests granted to any Person by the Borrower or any of its Subsidiaries.

     Section 5.5. Materially Adverse Effect. Except as set forth on Schedule 5.5 hereto since December 31, 2000, no events have occurred which, individually or in the aggregate, comprise a Materially Adverse Effect on the Borrower.
     Section 5.6. Absence of Default. Except as set forth on Schedule 5.6 hereto, neither the Borrower nor any Subsidiary is in default in the payment of (or in the performance of any obligation applicable to) any Indebtedness, or in violation of any law or governmental regulation or court decree or order, in any such case, which could result in a Materially Adverse Effect.

     Section 5.7. Litigation, etc. Except as set forth on Schedule 5.7 hereto, there is no pending or, to the knowledge of the Borrower, threatened, litigation, arbitration, labor controversy or governmental investigation or proceeding against the Borrower or any Subsidiary or to which any of the properties of any thereof is subject which

     (a)      if adversely determined, might have a Materially Adverse Effect;

     (b) relates to this Agreement, the Notes, the Collateral Documents, or the other Loan Documents; or



NYDOCS:1038799.10

     (c) is pending or threatened as of the date of this Agreement and relates to any transaction to be financed in whole or in part directly or indirectly with the proceeds of any Loan.

     Section 5.8. Burdensome Agreements. Except as set forth on Schedule 5.8, neither the Borrower nor any Subsidiary is or will be a party to any Instrument or subject to any charter or other corporate restriction which could have a Materially Adverse Effect.

     Section 5.9. Taxes. Each of the Borrower and all of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. No tax liens have been filed with respect to the Borrower or any Subsidiary and, to the knowledge of the Borrower, no claims are being asserted with respect to any such taxes or charges.

     Section 5.10. Subsidiaries. The Borrower has no Subsidiaries other than the Guarantors. No Guarantor has any Subsidiaries.

Section 5.11. Ownership of Properties, Licenses and Permits; Liens. Each of the Borrower and each of its Subsidiaries has valid fee or leasehold interests in all material real property, and good and marketable title to all of its respective material properties and assets, real and personal, of any nature whatsoever, and none of such property is subject to any Security Interest except as set forth on Schedule 5.4. Each of the Borrower and each of its Subsidiaries owns or holds all such licenses or permits as are necessary or desirable in the conduct of its business, except to the extent that the failure to own or hold the same could not have a Materially Adverse Effect.

     Section 5.12. Patents, Trademarks, etc. Each of the Borrower and each of its Subsidiaries owns (or is licensed to use) and possesses all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, and copyrights (each, an "Intellectual Property Right") as the Borrower considers necessary for the conduct of the businesses of the Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of, or (to the Borrower's knowledge) by, other Persons which could have a Materially Adverse Effect. There is no individual Intellectual Property Right the loss of which could have a Materially Adverse Effect.

     Section 5.13. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lender and not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to Lender by Borrower have been prepared in good faith by the Borrower and represent the Borrower's best estimates, as of the date thereof, of the Borrower's and its Subsidiaries' reasonably expected future performance.



NYDOCS:1038799.10

     Section 5.14. The Collateral Documents. The provisions of the Collateral Documents executed by the Borrower and its Subsidiaries in favor of the Lender are effective to create, in favor of the Lender, legal, valid and enforceable first priority Security Interests in all right, title and interest of the Borrower and its Subsidiaries in any and all of the collateral described therein, securing the Notes and all other Obligations from time to time outstanding. Neither the Borrower nor any of its Subsidiaries has granted any Security Interest to any Person other than the Lender or taken any other action that could prevent the Lender from holding a fully perfected Security Interest in all right, title and interest of the Borrower and its Subsidiaries in such collateral, superior in right to any liens, existing or future, which the Borrower or any creditors of or purchasers from, or any other Person, may have against such collateral or interests therein, except to the extent, if any, otherwise provided in such Collateral Documents.

     Section 5.15. Environmental Warranties. Except as set forth in Schedule
5.15 ("Environmental Matters"):

(a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws, except where noncompliance would not reasonably be expected to have a Materially Adverse Effect;

(b)      there are no pending or threatened

         (i) material claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

         (ii) material complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

(c) there have been no Releases of Hazardous Materials at, on or under any property now or, until transferred, previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect;

(d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses, except where such failure to have any such permit, certificate, approval, license or other authorization would not reasonably be expected to have a Materially Adversely Effect;

(e) no property now or, previously owned or leased by the Borrower or any Subsidiary is or was listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;


NYDOCS:1038799.10

(f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any Subsidiary that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect;

(g) neither the Borrower nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

(h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect; and

(i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to any material liability under any Environmental Law.

     Section 5.16. Capitalization. The authorized capital of the Borrower consists of 50,000,000 shares of common stock, par value $.001 per share, 16,672,039 shares of which are issued and outstanding on the date hereof, and 1,000,000 shares of preferred stock, par value $.01 per share, no shares of which are issued and outstanding on the date hereof. All such outstanding capital stock of the Borrower is validly issued and outstanding, fully paid and non-assessable. There are no commitments for the purchase or sale of, and no options, warrants, convertible debentures or other rights to subscribe for or purchase, any securities of the Borrower, except as set forth on Schedule 5.16 hereto. The Borrower has duly authorized and reserved for issuance upon conversion of the Note 3,000,000 shares of common stock.

                                   ARTICLE VI
                                    COVENANTS

     Section 6.1. Certain Affirmative Covenants Applicable to the Obligations. The Borrower agrees with the Lender that, until all Obligations have been paid and performed in full:

(a) Financial Information, etc. The Borrower will furnish or will cause to be furnished to the Lender, promptly upon any filing thereof by the Borrower with the Securities and Exchange Commission copies of any annual, periodic or special report, proxy statement, registration statement or other filing (including exhibits); and promptly, such additional financial and other information with respect to the Borrower and its Subsidiaries as the Lender may from time to time reasonably request.


NYDOCS:1038799.10

(b) Maintenance of Corporate Existences, etc. The Borrower will cause to be done at all times all things necessary to maintain and preserve the corporate existences, rights (charter and statutory, except for changes in statutory rights effected by legislation passed or court decisions rendered after the date hereof) and franchises of the Borrower and each of its Subsidiaries, and the Borrower will continue to own and hold, directly or indirectly, free and clear of all Security Interests (other than those created in favor of the Lender pursuant to the Security Agreement and the Pledge Agreement) all of the outstanding shares of capital stock (excluding directors' qualifying shares, if any) of each such Subsidiary.

(c) Foreign Qualification. The Borrower will, and will cause each of its Subsidiaries to, cause to be done at all times all things necessary to be duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify might have a Materially Adverse Effect.

(d) Payment of Taxes, etc. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge, as the same may become due and payable, all federal, state, and local taxes, assessments, and other governmental charges or levies against or on any of its income, profits or property, as well as claims of any kind which, if unpaid, might become a lien upon any one of its properties, and will pay (before they become delinquent) all other material obligations and liabilities; provided, however, that the foregoing shall not require the Borrower or any Subsidiary to pay or discharge any such tax, assessment, charge, levy, lien, obligation or liability so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves in accordance with GAAP with respect thereto.

(e) Maintenance of Property; Insurance. The Borrower will, and will cause each of its Subsidiaries to, keep all of its material property that is useful and necessary in its business in good working order and condition (ordinary wear and tear excepted) and will obtain, as quickly as practicable, at the Borrower's expense, with insurance companies reasonably acceptable to the Lender, insurance with respect to its properties and businesses against such casualties and contingencies and of such types, and in such amounts as is customary in the case of similar businesses and will, upon request of the Lender, furnish to the Lender at reasonable intervals a certificate of an Authorized Officer setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section 6.1(e).

(f) Notice of Default, Litigation, etc. The Borrower will, upon obtaining knowledge thereof, give notice (accompanied by a reasonably detailed explanation with respect thereto) immediately to the Lender of:

(i)      the occurrence of any Default;


NYDOCS:1038799.10

          (ii) any litigation, arbitration, labor controversy or governmental investigation or proceeding not previously disclosed by the Borrower to the Lender which has been instituted or, to the knowledge of the Borrower, is threatened against, the Borrower or any of its Subsidiaries or to which any of their respective properties is subject which

                 (A) involves a damage claim of $10,000 or more, individually, or $25,000 or more, in the aggregate, or

                 (B) relates to this Agreement, any Collateral Document, any other Loan Document or any specific transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of any Loan;

         (iii) any material adverse development which shall occur in any litigation, labor controversy, arbitration, or governmental investigation or proceeding previously disclosed by the Borrower to the Lender; and

          (iv)    any development which might result in a Materially Adverse
                  Effect;

     (g) Performance of Instruments. The Borrower will, and will cause each of its Subsidiaries to, promptly and faithfully perform all of its Obligations hereunder, under the Notes, under each Collateral Document and under each other Loan Document.

     (h) Access. The Borrower will, and will cause each of its Subsidiaries to, permit the Lender or any of its respective representatives, at reasonable times and intervals during ordinary business hours, to visit all of its offices, discuss its financial matters with its officers and independent accountants (and hereby authorizes such independent accountants to discuss its financial matters with the Lender or its representatives) and examine and make abstracts or photocopies from any of its books or other corporate records, all at its own expense for any charges imposed by such accountants or for making such abstracts or photocopies. Notwithstanding the foregoing, upon the occurrence and during the continuation of any Event of Default, such reasonable costs shall be at the Borrower's expense.

     (i) Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to, exercise all due diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which might have a Materially Adverse Effect.

     (j) Additional Subsidiaries and Assets. The Borrower will cause any newly acquired or newly formed Subsidiary (whether or not the acquisition or formation thereof is permitted by the terms of this Agreement) to become a Guarantor hereunder immediately upon acquisition or formation thereof, by causing such Subsidiary to execute such joinder agreements and other instruments as the Lender may require for purposes of the foregoing. Simultaneously upon the Borrower or any Subsidiary entering into any new distribution agreements or other contracts with any Person (whether or not permitted by the terms of this Agreement, the Borrower shall, or shall cause each applicable Subsidiary to, (i) enter into such collateral assignment agreements or similar instruments as the Lender may require for the purpose of conveying to the Lender a perfected, first priority Security Interest therein, and (ii) obtain all third party consents required in connection with the grant of such Security Interest to the Lender.



NYDOCS:1038799.10

     (k) Use of Proceeds. The Borrower shall apply the proceeds of the Loans as set forth on Schedule A hereto.

     Section 6.2. Certain Negative Covenants. The Borrower agrees with the Lender that, until the Obligations have been paid and performed in full in cash:

     (a) Business Activities. The Borrower will not, and will not permit any Subsidiary to, engage in any business activity except the invention, development, manufacturing, distribution, provision, sales and marketing of (i) convergent devices, accessories, services and (ii) other related products, services and technologies, and such activities as its Board of Directors reasonably determines are incidental or related thereto.

     (b) Indebtedness and other Liabilities. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist or otherwise become or be liable in respect of any Indebtedness, or in any other liabilities, other than:

         (i) Indebtedness of the Borrower in respect of the Loans and the other Obligation and Indebtedness existing on the date of this Agreement and set forth on Schedule 5.4 hereto; and

         (ii) Indebtedness or other liabilities of the Borrower arising in the ordinary course of business and not to exceed $10,000 in any one instance or to any single creditor or supplier;

provided that no Indebtedness or other liability otherwise permitted to be incurred shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     (c) Security Interests. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist any Security Interest upon any of its revenues, property (including without limitation fixed assets, inventory, real property, intangible rights and stock) or other assets, whether now owned or hereafter acquired, except:

         (i) Security Interests in favor of the Lender under the Collateral Documents to secure the Loans and other Obligations;

         (ii) liens for taxes, assessments, or other governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of
               Section 6.1(d);



NYDOCS:1038799.10

         (iii) liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which appropriate reserves with respect thereto have been established and maintained on the consolidated books of the Borrower in accordance with GAAP to the extent required under such principles;

         (iv) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance, or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases, and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

         (v) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or its Subsidiaries;

     (d) Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume, or suffer to exist any Investment in any other Person, except the Guaranty made by the Guarantors in favor of the Lender hereunder.

     (e) Restricted Payments, etc.

         (i) The Borrower will not , and will not permit any of its Subsidiaries to, declare, pay, or make any dividend or distribution (in cash, property, or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or any Subsidiary or on any warrants, options, or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or any Subsidiary or apply, or permit any of its Subsidiaries to apply, any of its funds, property, or assets to the purchase, redemption, sinking fund, or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or any Subsidiary or of any warrants, options or other rights to acquire shares of any class of capital stock of the Borrower or any Subsidiary;

         (ii) the Borrower will not, and will not permit any of its Subsidiaries to, pay, prepay or repay any principal of, or make any payment of interest on, or redeem, purchase, set aside any funds for or defease, or give any notice of redemption for, or purchase or otherwise acquire, any Indebtedness which, by its terms, is subordinated in right of payment to the Loans, except for scheduled interest payments as set forth on Schedule 5.4 hereto;

         (iii) the Borrower will not, and will not permit any of its Subsidiaries to, make any deposit for any of the foregoing purposes; and


NYDOCS:1038799.10

         (iv) the Borrower will not pay, contribute, transfer, or capitalize any Subsidiary with any cash or other assets, nor shall Borrower permit any Subsidiary to create or acquire any assets or enter into any contract, agreement or other instrument except as required by this Agreement or any other Loan Document.

     (f) Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind-up, liquidate or dissolve itself (or suffer any thereof), consolidate or amalgamate with or merge into or with any other corporation or any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets (including, without limitation, any stock or receivables), in one transaction or a series of transactions, to any Person or Persons except:

         (i)   the sale of inventory in the ordinary course of business; and

         (ii)  the Joint Venture, as contemplated by, the Heads of Agreement.

     (g) Modification, etc. of Existing Indebtedness. Without the prior written consent of the Lender, not to be unreasonably withheld, the Borrower will not, nor permit any of its Subsidiaries to, consent to or enter into any amendment, supplement or other modification of any provision contained in any agreement or instrument evidencing or governing any item of existing Indebtedness of the Borrower or any of its Subsidiaries.

     (h) Transactions with Affiliates. Except as set forth on Schedule 6.2(h), the Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer, or permit to exist:

         (i) any arrangement or contract with any of its Affiliates requiring any payments to be made by the Borrower or any of its Subsidiaries to any Affiliate; or

         (ii) any other transaction, arrangement, or contract with any of its Affiliates which would not be entered into by a prudent Person in the position of the Borrower or such Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates.

     (i) Negative Pledges; Subsidiary Payments; Modification of Documents. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (a) (excluding this Agreement, and the other Loan Documents), prohibiting the creation or assumption of any Security Interest upon its properties, revenues, or assets, whether now owned or hereafter acquired, (b) which would restrict the ability of any Subsidiary of the Borrower to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature, or to make transfers or distributions of all or any part of its assets, in each case to the Borrower or to any corporation as to which such Subsidiary is a Subsidiary or (c) which restricts or limits the ability of the Borrower to amend, supplement or otherwise modify any of the Loan Documents.


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


     (j) Inconsistent Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by any Loan or by the performance by the Borrower of its obligations hereunder or under any Note or any other Loan Document.

     (k) Compensation. The Borrower shall not make any changes to the compensation, fringe benefits or other employment arrangements of any of its employees.

     (l) Environmental Liabilities. The Borrower will not, and will not permit any of its Subsidiaries to:

         (i) violate any requirement of law, rule, regulation or order regarding Hazardous Material (including without limitation any such law, rule, regulation or order regarding the generation, accumulation, storage, transportation, treatment, recycling or disposal of any Hazardous Material),

         (ii) dispose of or, except in accordance with applicable law, store any Hazardous Material in, on or at any real property owned or operated by the Borrower or any of its Subsidiaries,

         (iii) allow any lien imposed pursuant to any law, rule, regulation or order relating to any Hazardous Material or the disposal thereof to be imposed or to remain on such real property, except as contested in good faith by appropriate proceedings for which adequate reserves have been established and are being maintained on its books, or

         (iv) fail at any time to obtain or comply with any permit, certificate, license, approval or other authorization relating to environmental matters, or to file any notification or report relating to chemical substances, air emissions, effluent discharges or Hazardous Material waste storage, treatment or disposal required in connection with the operation of their businesses.

     (m) Issuance of Equity. The Borrower shall not issue any equity, debt or convertible securities, or any other shares, interest or participation in its capital, except pursuant to (i) the option contemplated, under the terms of the Heads of Agreement, to be granted to the Lender to permit the Lender to convert its ownership interest in the Joint Venture into common stock of the Borrower,
(ii) the Note, (iii) convertible securities issued and outstanding as of the date hereof and set forth on Schedule 5.16 hereto; (iv) for the purpose of repaying the Obligations in full, or (v) a transaction to which the Lender has granted its prior written consent.

     (n) Publicity. The Borrower will consult with the Lender before issuing any press release or other public statement with respect to this Agreement or the transactions contemplated hereby and, unless required by applicable law in the reasonable judgment of Borrower, will not issue any such press release or other public statement without the prior written consent of the Lender, which consent shall not be unreasonably withheld.


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


     (o) Additional Subsidiaries and Assets. The Borrower will not, and will cause its Subsidiaries to not, form or organize any new Subsidiary.

     (p) Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

                                  ARTICLE VII
                                EVENTS OF DEFAULT

     Section 7.1. Events of Default. The term "Event of Default" shall mean any of the events set forth in Sections 7.1(a) through 7.1(h).

         (a) Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loans, any Note, or any other monetary Obligation.

         (b) Default on Other Indebtedness. (i) any default by the Borrower or any of its Subsidiaries relating to the non-payment of any other Indebtedness (provided, however, that defaults on other Indebtedness existing on or prior to the date hereof and disclosed on any Schedule ("Defaulted Existing Indebtedness") shall not constitute a Default or Event of Default under this
               Section 7.1(b)(i); and provided further, that trade payables arising in the ordinary course of business after the date hereof shall not give rise to a Default or Event of Default under this
               Section 7.1(b)(i) so long as the amount of such trade payables more than thirty (30) days past due, together with all increases in the unpaid amount of Defaulted Existing Indebtedness, shall not exceed $50,000 in the aggregate), or (ii) when thirty (30) days have elapsed, without remedy, after any other default shall have occurred with respect to other Indebtedness of the Borrower or any Subsidiary or arising under any other material agreement to which the Borrower or any subsidiary is a party.

         (c) Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries shall

               (i) (A) become insolvent or generally fail to pay debts as they become due, or (B) admit in writing its inability to pay debts as they become due;

               (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator, or other custodian for the Borrower or any Subsidiary or any property of any thereof, or make a general assignment for the benefit of creditors;



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


               (iii) in the absence of such application, consent, or
                     acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator, or other custodian for the Borrower or any Subsidiary or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator, or other custodian shall not be discharged within thirty days;

               (iv) permit or suffer to exist the commencement of, or commence, any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law; or any dissolution, winding up, or liquidation proceeding (except for the voluntary dissolution, not under bankruptcy or insolvency law, of any Subsidiary), shall be commenced by or against the Borrower or any Subsidiary, and, if not commenced by the Borrower or such Subsidiary, such proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, or shall result in the entry of an order for relief or shall remain for thirty days undismissed; or

               (v) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         (d) Breach of Warranty. Thirty (30) days have elapsed, without remedy, after the Lender notifies the Borrower (or, if sooner, the Borrower notifies the Lender) that any representation or warranty of the Borrower or any of its Subsidiaries hereunder, under any Collateral Document or other Loan Document, or under any other writing furnished by or on behalf of the Borrower or any of its Subsidiaries to the Lender for the purposes of or in connection with this Agreement or any Collateral Document or other Loan Document, is or shall be incorrect in any material respect when made or deemed to be made.

         (e) Non-Performance of Covenants and Other Obligations. The Borrower or any of its Subsidiaries shall default in the due performance and observance of (i) any covenant or agreement contained in Sections 6.1(b), (g), (h), (i), (j) or (k) or in Section 6.2, or
               (ii) or any other covenant or agreement contained herein or in any Collateral Document or other Loan Document, and such default under clause (ii) only, shall continue unremedied for fifteen
               (15) days. The parties acknowledge that in the event that the Lender converts any portion of the Loans to common stock in accordance with the terms of the Note, then the timing of the registration rights pertaining to such common stock shall be governed by the provisions for such registration rights as set forth in the Registration Rights Agreement.

         (f) Judgments; Settlements. After the date hereof, a final judgment or a settlement which, with other such outstanding final judgments or settlements against the Borrower and each Subsidiary, exceeds an aggregate of $10,000.

         (g) Impairment of Security, etc. Any one of the Collateral Documents, or any Security Interest granted thereunder, shall terminate, cease to be effective, or cease to be the legally valid, binding, and enforceable obligation of the Borrower thereunder with respect to collateral security; the Borrower shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature, or enforceability; or any Security Interest securing, in whole or in part, any Obligation shall cease to have the priority purported to be given under the Collateral Documents.


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


         (h)   Change of Control. Any Change of Control shall occur.

     Section 7.2. Action if Bankruptcy. If any Event of Default described in
Section 7.1(c) shall occur, the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable and all further obligations on the part of the Lender to provide Loans shall terminate, all without notice, demand, presentment or other action of any kind.

     Section 7.3. Action if Other Event of Default. If any Event of Default (other than an Event of Default described in Section 7.1(c) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, upon notice or demand, declare all or any portion of the outstanding principal amount of the Loans to be due and payable and any or all other monetary Obligations to be due and payable, the full unpaid amount of such Loans and any and all other monetary Obligations which shall be so declared due and payable shall be and become immediately due and payable, in each case without further notice, demand, presentment or other action of any kind.

     Section 7.4. Termination of Non-Circumvent Agreement.

         (a) If any Event of Default shall occur for any reason, the Lender may, upon written notice to the Borrower, terminate certain portions of that certain Non-Circumvent Agreement, dated January 4, 2002 but executed by PCAS Telecom Ltd. on February 3, 2002, between the Borrower and PCAS Telecom Ltd., such termination to take effect without the signature or consent of either such party. Such termination shall only affect the restrictions imposed on the "PCAS Group" (as defined in the Non-Circumvent Agreement) with respect to contacting and conducting business with Seoul Systems Co. Ltd.("SSC") and Cyberbank Corp. ("Cyberbank").

         (b) With respect to SSC, such termination shall have the effect of permitting the PCAS Group to market, sell and otherwise distribute SSC products, specifically including the "Flexis Keyboard", but only in Europe, the Middle East, Africa and China. The PCAS group shall be permitted to contact SSC to the extent necessary to obtain any required authorizations or consents to market, sell and otherwise distribute SSC products as contemplated hereby.

         (c) With respect to Cyberbank, such termination shall remove all restrictions imposed on the PCAS Group in respect of contacting and conducting business with Cyberbank, but only in respect of business activities conducted in Europe, the Middle East, Africa and China.


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


                                  ARTICLE VIII
                                    GUARANTY

     Section 8.1. Guaranty of Payment and Performance. Each Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations of the Borrower, including all indemnity Obligations of the Borrower pursuant to Section 9.4 hereof, and including all such Obligations which would become due but for the operation of the automatic stay pursuant to ss.362(a) of the Federal Bankruptcy Code and the operation of ss.ss.502(b) and 506(b) of the Federal Bankruptcy Code, provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The Guaranty created by this Article VIII is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each Guarantor hereunder with respect to such Obligations in default shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by any Guarantor hereunder may be required by the Lender on any number of occasions.

     Section 8.2. Subrogation; Subordination.

         (a) Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations, no Guarantor shall exercise any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

         (b) Subordination. The payment of any amounts due with respect to any Indebtedness of the Borrower now or hereafter owed to any Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such Indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such Indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.


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


     Section 8.3. Waivers by Guarantors; Lender's Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of this Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation, (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against any Guarantor before or after the Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender.

     Section 8.4. Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, the Guaranty created by this Article VIII shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each Guarantor.



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


                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.1. Waivers, Amendments, Remedies, etc. The provisions of this Agreement and of each Loan Document may from time to time be amended, modified, or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender in exercising any power or right under this Agreement, the Collateral Documents, the Notes or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances, unless otherwise required by the Loan Documents. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         No waiver or approval by the Lender under this Agreement, the Collateral Documents, the Notes or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions, events or Defaults. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 9.2. Notices. All notices and other communications provided to any party hereto under this Agreement, the Collateral Documents, the Notes or any other Loan Document shall be in writing or by facsimile transmission and addressed or delivered to it at its address designated for notices set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties provided, that any notices or communications intended to be given to any Guarantor shall be delivered to the Borrower. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile transmission or delivery, shall be deemed given when received.

Section 9.3. Costs and Expenses. Except as specifically set forth in this Agreement, each party hereto shall bear its own costs and expenses in connection with this Agreement and the other Loan Documents. The Borrower agrees to reimburse each Lender upon demand for all stamp or other taxes (other than income and franchise taxes) payable in connection with the execution, delivery or enforcement of this Agreement or any Instrument related hereto and for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and other charges) incurred by such Lender in enforcing the obligations of the Borrower or any of its Subsidiaries under this Agreement, any Note or any other Loan Document. The Borrower shall pay (or shall reimburse the Lender for) all recording or filing fees in connection with any UCC-1 or similar financing statements to be filed in connection with the Loan Documents, and the Borrower shall pay (or shall reimburse the Lender for) the cost of lien, tax and judgment searches in all appropriate jurisdictions. The obligations of the Borrower under this Section 8.3 shall survive any termination of this Agreement.


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     Section 9.4. Indemnification. In consideration of the execution and delivery of this Agreement by the Lender and the making of the Loans, the Borrower hereby indemnifies, exonerates and holds the Lender and each of its Affiliates, officers, directors, employees, and agents (collectively the "Lender Parties" and, individually, a "Lender Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, and expenses actually incurred in connection therewith (irrespective of whether such Lender Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of:

         (a)   the transactions contemplated by the Loan Documents;

         (b) except for expenses incurred in connection with the preparation, review, execution and delivery of this Agreement and the other Loan Documents (other than as set forth in Section 9.3), becoming a party to and performance of this Agreement, the Collateral Documents, the Notes and the other Loan Documents by any of the Lender Parties; and

         (c) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property now or previously owned or operated by the Borrower or any of its Subsidiaries or in which the Borrower or any of its subsidiaries now or previously held any interest (pecuniary or otherwise) of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material), regardless of whether or not caused by, or within the control of, the Borrower or any of its Subsidiaries;

except for any such Indemnified Liabilities arising for the account of a particular Lender Party solely by reason of such Lender Party's gross negligence or willful misconduct or breach by such Lender Party of its obligations under the Loan Documents, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     Section 9.5. Survival. The obligations of the Borrower and each Guarantor under Sections 3.6, 9.3 and 9.4 and Article VIII shall in each case survive any



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


termination of this Agreement. The representations and warranties made by the Borrower and its Subsidiaries in this Agreement and in each Loan Document, and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith, shall survive the execution and delivery of this Agreement and each Loan Document.

     Section 9.6. Severability. Any provision of this Agreement, the Notes or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, the Notes or Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction. Section 9.7. Headings. The various headings of this Agreement and of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Loan Document or any provisions hereof or thereof.

     Section 9.8. Counterparts, Entire Agreement, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement. The Notes, the Heads of Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto. Sections 3, 5.1 and 5.2 of the Heads of Agreement are superseded hereby.

     Section 9.9. Governing Law. THIS AGREEMENT AND THE NOTES SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     Section 9.10. Sale and Transfer of Loans, Note or Conversion Shares. The Lender may assign, or sell participations in, its Loans and its rights under the Loan Documents to one or more other Persons in its sole and absolute discretion; provided, that any proposed transferee of a Note or any shares of common stock of the Borrower issued upon conversion of the Note (unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to Rule 144 promulgated thereunder) shall first execute and deliver to the Lender a certificate of representations substantially in the form attached as Exhibit F hereto.

     Section 9.11. Further Assurances. The Borrower hereby agrees that it will, from time to time at its own expense, promptly execute and deliver all further Instruments, and take all further action, that may be necessary or appropriate, or that the Lender may request, in order to perfect or protect any Security Interest granted under the Collateral Documents, to enable the Lender to exercise and enforce its rights under this Agreement and the other Loan Documents and otherwise to carry out the intent of this Agreement and the other Loan Documents.


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                                       32

     Section 9.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER, THE BORROWER OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     Section 9.13. Waiver of Jury Trial. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE LENDER, THE BORROWER OR ANY GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                   BORROWER:

                                   PC-EPHONE, INC.


                                   By:/s/ David Meltzer
                                      ----------------------------------------
                                      Name: David Meltzer
                                      Title: CEO, President

                                   Address: 5375 Mira Sorrento Place, Suite 290
                                           -----------------------------------
                                            San Diego, California 92121
                                           -----------------------------------
                                   Fax: (858) 550-2080
                                        --------------------------------------
                                   Attention:
                                             ---------------------------------
                                   with a copy of any notice to:

                                   -------------------------------------------
                                   -------------------------------------------

                                   Fax:
                                       ---------------------------------------


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                                   GUARANTORS:

                                   PC-EPHONE LTD.



                                   By: /s/ David Meltzer
                                      -----------------------------------------
                                        Name: David Meltzer
                                        Title: Vice President

                                   Address: 129 Front Street, Hamilton, HM 12
                                           ------------------------------------
                                           Bermuda
                                           ------------------------------------
                                   Fax: (858) 550-2080
                                       -----------------------------------------
                                   Attention:
                                             ----------------------------------

                                   with a copy of any notice to:

                                   --------------------------------------------
                                   --------------------------------------------

                                   Fax:
                                       ----------------------------------------





                                    PC-EPHONE CANADA ENTERPRISES INC.



                                    By: Douglas Yee
                                       ----------------------------------------
                                         Name: Douglas Yee
                                         Title: President & Director

                                    Address:
                                            -----------------------------------
                                    Fax:
                                        ---------------------------------------
                                    Attention:
                                              ---------------------------------

                                    with a copy of any notice to:

                                    -------------------------------------------
                                    -------------------------------------------

                                    Fax:
                                        ---------------------------------------




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                                    PC-ESOLUTIONS, INC.



                                    By: /s/ David Meltzer
                                       ----------------------------------------
                                         Name: David Meltzer
                                         Title: President, Secretary, Treasurer

                                    Address: 5375 Mira Sorrento Place, Suite 290
                                            -----------------------------------
                                            San Diego, California 92121
                                            -----------------------------------
                                    Fax: (858)550-2080
                                        ---------------------------------------
                                    Attention:
                                              ---------------------------------

                                    with a copy of any notice to:

                                    -------------------------------------------
                                    -------------------------------------------

                                    Fax:
                                        ---------------------------------------



                                     LENDER:

                                     PROCESS CONTROL (HOLDINGS) LIMITED



                                     By: /s/ Brian Flynn
                                        ---------------------------------------
                                          Name: Brian Flynn
                                          Title: Director

                                     Address:        Strawhall Industrial Estate
                                                     Carlow
                                                     Ireland
                                     Fax: +353 (503) 42620
                                     Attention: Sean G. Whelan

                                     with a copy of any notice to:

                                     Desmond J. Houlihan,
                                     Address:   Desmond J. Houlihan & Company
                                                 Salthouse Lane
                                                 Ennis, County Clare
                                                 Ireland
                                     Fax:        +353 (65) 684-2233


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                                TABLE OF CONTENTS
                                -----------------
SECTION                                                                    Page
-------                                                                    ----

ARTICLE I DEFINITIONS 1

  Section 1.1.             Defined Terms......................................2

ARTICLE II BORROWING PROCEDURES AND NOTES.....................................2

  Section 2.1.             Loans..............................................8
  Section 2.2.             Notes..............................................8

ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES........................8

  Section 3.1.             Stated Maturity Date...............................8
  Section 3.2.             Voluntary Prepayments..............................9
  Section 3.3.             Mandatory Prepayments..............................9
  Section 3.4.             Interest...........................................9
  Section 3.5.             Payment Dates......................................9
  Section 3.6.             Taxes.............................................10
  Section 3.7.             Cash Payments.....................................10

ARTICLE IV CONDITIONS TO BORROWINGS..........................................10

  Section 4.1.             Effectiveness and Initial Loan....................10

ARTICLE V WARRANTIES, ETC....................................................13

  Section 5.1.             Organization, etc.................................13
  Section 5.2.             Due Authorization.................................13
  Section 5.3.             Validity, etc.....................................14
  Section 5.4.             Financial Information.............................14
  Section 5.5.             Materially Adverse Effect.........................14
  Section 5.6.             Absence of Default................................14
  Section 5.7.             Litigation, etc...................................14
  Section 5.8.             Burdensome Agreements.............................15
  Section 5.9.             Taxes.............................................15
  Section 5.10.            Subsidiaries......................................15
  Section 5.11.            Ownership of Properties, Licenses and
                           Permits; Liens....................................15
  Section 5.12.            Patents, Trademarks, etc..........................15
  Section 5.13.            Accuracy of Information...........................15
  Section 5.14.            The Collateral Documents..........................16
  Section 5.15.            Environmental Warranties..........................16
  Section 5.16.            Capitalization....................................17


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ARTICLE VI COVENANTS       ..................................................17

  Section 6.1.             Certain Affirmative Covenants Applicable
                           to the Obligations................................17
  Section 6.2.             Certain Negative Covenants........................20

ARTICLE VII EVENTS OF DEFAULT................................................24

  Section 7.1.             Events of Default.................................24
  Section 7.2.             Action if Bankruptcy..............................26
  Section 7.3.             Action if Other Event of Default..................26
  Section 7.4.             Termination of Non-Circumvent Agreement...........26

ARTICLE VIII GUARANTY      ................................................. 27

  Section 8.1.             Guaranty of Payment and Performance...............27
  Section 8.2.             Subrogation; Subordination........................27
  Section 8.3.             Waivers by Guarantors; Lender's Freedom to Act....28
  Section 8.4.             Unenforceability of Obligations Against Borrower..29

ARTICLE IX MISCELLANEOUS.....................................................29

  Section 9.1.             Waivers, Amendments, Remedies, etc................29
  Section 9.2.             Notices...........................................29
  Section 9.3.             Costs and Expenses.  Except as specifically
                           set forth in this Agreement, each party hereto
                           shall bear its own costs and expenses in
                           connection with this Agreement and the other loan
                           documents.........................................29
  Section 9.4.             Indemnification...................................30
  Section 9.5.             Survival..........................................30
  Section 9.6.             Severability......................................31
  Section 9.7.             Headings..........................................31
  Section 9.8.             Counterparts, Entire Agreement, etc...............31
  Section 9.9.             Governing Law.....................................31
  Section 9.10.            Sale and Transfer of Loans, Note or
                           Conversion Shares.................................31
  Section 9.11.            Further Assurances................................31
  Section 9.12.            Forum Selection and Consent to Jurisdiction.......31
  Section 9.13.            Waiver of Jury Trial..............................32

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SCHEDULE A:  Use of Proceeds
EXHIBIT A:  Form of Note
EXHIBIT B:  Form of Pledge Agreement
EXHIBIT C:  Form of Registration Rights Agreement
EXHIBIT D:  Form of Security Agreement
EXHIBIT E:  Form of Carlos Lau letter
EXHIBIT F:  Form of Representations Certificate